EXHIBIT 99.1

INVESTOR CONTACTS:
Universal Power Group, Inc.              Cameron Associates
Mimi Tan, 469-892-1122                   Amy Glynn, CFA, 212-554-5464
tanm@upgi.com                            amy@cameronassoc.com
-------------                            --------------------


                 UNIVERSAL POWER GROUP APPOINTS ROGER TANNERY AS
                             CHIEF FINANCIAL OFFICER

CARROLLTON, TEXAS - (BUSINESS WIRE) - OCTOBER 15, 2007 - Universal Power Group, Inc. (AMEX: UPG), a leading provider of supply chain management services, and a global distributor of batteries and related portable power products, announced today that it has appointed Roger Tannery as Chief Financial Officer, effective October 15, 2007. Julie Reese, the Company's former CFO, will remain with UPG as SVP of Finance.

Randy Hardin, President and CEO of UPG stated, "We are very pleased that Roger is joining our management team. Roger's experience covers not only all aspects of accounting and finance, but also includes strategic planning, mergers and acquisitions and supply chain management. With more than 30 years of leadership experience, we believe that Roger will be instrumental in helping UPG execute on its growth and expansion objectives. Importantly, Roger will also help to communicate our investment story to current and potential investors."

Roger Tannery added, "Having worked with UPG since January 2007 as a consultant, I believe that UPG has a significant growth opportunity ahead. Since the Company's IPO in December 2006, UPG has delivered impressive growth in revenues and operating profit in all three quarters. Our goal is to continue this trend and, ultimately, increase value for our shareholders."

Prior to joining UPG, Tannery, 62, was Vice-President of Finance at CTX Mortgage, the $500+ million Financial Services Group of Centex Corporation, a publicly-traded home builder. Tannery also served in various consultant/interim roles as CFO, COO and CEO of firms such as Dal-Tile (later acquired by Mohawk Industries), Southern Copper Co. and TROEC, Inc. For 10 years, he was CEO of RLT Resources, Corp., a diversified holding company and for 6 years was CEO of TLC Air, an international passenger, freight and ambulance airline. His broad industry experience includes technology, service, distribution, manufacturing, import/export and metal fabrication. Tannery began his career as a Certified Public Accountant at the predecessor of Deloitte & Touche and later became a founding partner in a regional CPA firm, Long, Tannery, Gray & Co.

Tannery has a Bachelor of Business Administration in Accounting from the University of North Texas.

UNIVERSAL POWER GROUP, INC.

UPG (www.upgi.com) is a leading provider of third-party logistics and supply chain management services and a global distributor of batteries, security products and related portable power products to various industries. UPG's supply chain services include procurement, warehousing, inventory management, distribution, fulfillment, and value-added services such as sourcing, custom battery pack assembly, coordination of battery recycling efforts, kitting and product development. UPG's range of product offerings include proprietary brands of industrial and consumer batteries of all chemistries, chargers, related portable power products, 12-volt DC accessories, and security products such as alarm panels, perimeter controls, speakers, sirens, and more.

FORWARD-LOOKING STATEMENTS

STATEMENTS IN THIS PRESS RELEASE THAT ARE NOT STATEMENTS OF HISTORICAL OR CURRENT FACT CONSTITUTE "FORWARD-LOOKING STATEMENTS." SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER UNKNOWN FACTORS THAT COULD CAUSE THE COMPANY'S ACTUAL OPERATING RESULTS TO BE MATERIALLY DIFFERENT FROM ANY HISTORICAL RESULTS OR FROM ANY FUTURE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. IN ADDITION TO STATEMENTS THAT EXPLICITLY DESCRIBE THESE RISKS AND UNCERTAINTIES, READERS ARE URGED TO CONSIDER STATEMENTS THAT CONTAIN TERMS SUCH AS "BELIEVES," "BELIEF," "EXPECTS," "EXPECT," "INTENDS," "INTEND," "ANTICIPATE," "ANTICIPATES," "PLANS," "PLAN," TO BE UNCERTAIN AND FORWARD-LOOKING. THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE ALSO SUBJECT GENERALLY TO OTHER RISKS AND UNCERTAINTIES THAT ARE DESCRIBED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. HISTORICAL FINANCIAL RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.